SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------
                            POST-EFFECTIVE AMENDMENT
                                   NUMBER ONE
                                       OF
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                           ---------------------------

                                  NovaMed, Inc.

             (Exact name of registrant as specified in its charter)



         Nevada                                        77-0443643
         ------                                        ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)



                 623 Hoover Street, Minneapolis, Minnesota 55413
                 -----------------------------------------------
                    (Address of principal executive offices)



                                 (612) 378-1437
                                 --------------
                (Issuer's Telephone Number, Including Area Code)



 Corporation Trust Company, 1 East First Street, Suite 1411, Reno, Nevada 89501
                                 (775)-688-3000
                              ---------------------
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

         This post-effective amendment number one to the Company's Form S-8 filed March 3, 2000 is being filed to correct the omission of the resident agent. The resident agent is:

         Corporation Trust Company
         1 East First Street, Suite 1411
         Reno, Nevada 89501
         Tel: 775-688-3000

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Salt Lake City, Utah on March 14, 2000.

                                     NovaMed, Inc.


                                     By:  /s/ Ruairidh Campbell
                                        ---------------------------------------
                                     Ruairidh Campbell as President and Director







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